SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 1997

                            ADVATEX ASSOCIATES, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                                           13-3453420
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation of organization)                           Identification No.)


  605 West 48th Street, New York, N.Y.                          10036
(Address of principal executive offices)                       Zip Code


      Registrant's telephone number, including area code: (212) 921-0600.





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                              PURPOSE OF AMENDMENT

  The purpose of this amendment is to completely restate Item 4 of Registrant's Reports on Form 8-K and 8-K/A with respect to the change in the Registrant's certifying accountant.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  The accounting firm of KPMG Peat Marwick LLP (the "Former Accountants") was dismissed by Advatex Associates, Inc. (the "Company") as the Company's certifying accountants on December 3, 1997. On that same date Lazar, Levine & Co., LLP were appointed as the Company's new certifying accountants (the "New Accountants"). The dismissal was not as a result of any disagreements during the registrant's two most recent fiscal years or any subsequent interim period concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The dismissal was as a result of the efforts and desires of the Company to reduce the costs associated with preparing its annual audited financial statements.

  The Former Accountants' report on the financial statements for either of the past two years never contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss the Former Accountants was recommended and approved by the Board of Directors of the Company. There was never any authorization of the Former Accountants by the Company to fully respond to inquiries of successor accountants concerning the subject matter of any disagreement as provided for in Item 304 of Regulation S-K, because no such disagreements ever took place. However, such authorization, should it have been relevant, would have been given.

  There were, in addition, in compliance with Regulation S-K Item 304(a)(1)(iv), never any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if there were any, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

  During the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal there were never any disagreements, nor any audit or similar committee of the board of directors or Board of Directors discussions regarding the following :

    1) The Former Accountants having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

    2) the Former Accountants having advised the Company that information has come to the Former Accountants' attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

    3) (a) the Former Accountants having advised the Company of the need to expand significantly the scope of its audit, or that information has come to the Former


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  Accountants' attention during the time period covered by Item 304(a)(1)(iv) of
  Regulation S-K, that if further investigated may (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and
  (b) due to the Former Accountants' dismissal, the Former Accountants did not so expand the scope of its audit or conduct such further investigation; and

   4) (a) the Former Accountants having advised the Company that information has come to the Former Accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (b) due to the Former Accountants' dismissal, the issue has not been resolved to the Former Accountants' satisfaction prior to its dismissal.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    6.1 Letters from Former Accountants (incorporated by reference to the Registrant's Report on 8-K/A as filed on December 30, 1997).





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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 1997                 ADVATEX ASSOCIATES, INC.

                                      By:/s/ Joseph P. Donnolo
                                         Joseph P. Donnolo, Chairman and
                                              Chief Executive Officer

                                      By:/s/ Rohullah F. Lodin
                                         Rohullah F. Lodin, Chief Financial and
                                                Chief Accounting Officer






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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 1997                 ADVATEX ASSOCIATES, INC.

                                      By:
                                         Joseph P. Donnolo, Chairman and
                                              Chief Executive Officer

                                      By:
                                         Rohullah F. Lodin, Chief Financial and
                                                 Chief Accounting Officer






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                                  EXHIBIT INDEX

6.1 Letters from Former Accountants (incorporated by reference to the Registrant's Report on 8-K/A as filed on December 30, 1997).